UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

April 15, 2004

Date of Report (Date of Earliest Event Reported)

CALIFORNIA STEEL INDUSTRIES, INC.

(Exact name of Registrant as Specified in its Charter)

DELAWARE

(State Or Other Jurisdiction Of

Incorporation Or Organization)

333-79587	33-0051150
Commission File Number	(I.R.S. Employer Identification Number)

14000 SAN BERNARDINO AVENUE
FONTANA, CALIFORNIA	92335
(Address Of Principal Executive Offices)	(Zip Code)

(909) 350-6200

(Registrant’s Telephone Number, Including Area Code)

ITEM 5. Regulation FD Disclosure

The attached exhibit includes the prepared comments of management delivered during the California Steel Industries quarterly conference call with investors on April 15, 2004 to discuss earnings for the first quarter, 2004.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Exhibits.

See index to exhibits following the signature page.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

April 15, 2004

CALIFORNIA STEEL INDUSTRIES, INC.

By:	/s/ Vicente B. Wright
Vicente B. Wright,
Chief Executive Officer and President

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INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Prepared comments of management for April 15, 2004 investor conference call to discuss 1st Quarter Earnings

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